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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 22, 2005
                Date of Report (date of earliest event reported)

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                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                              as Depositor under a
                         Pooling and Servicing Agreement
                            dated as of July 1, 2005
                          providing for the issuance of

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-AR10
             (Exact name of Registrant as specified in its charter)

           Delaware                    333-103345                94-2528990
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of incorporation)                                    Identification No.)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (206) 377-8555

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed herewith:

99.1 Materials prepared by WaMu Capital Corp. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2005-AR10 (the "Certificates"). These materials are used by Bloomberg L.P. to create a model (the "Bloomberg Model") that allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans. Access to the Bloomberg Model can be obtained by contacting Gary Hunter at WaMu Capital Corp. at telephone number 206-554-2552.

99.2 Materials prepared by WaMu Capital Corp. in connection with the Certificates. These materials are used by Bloomberg L.P. to create a Bloomberg Model that allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans. Access to the Bloomberg Model can be obtained by contacting Gary Hunter at WaMu Capital Corp. at telephone number 206-554-2552.

99.3 Materials prepared by WaMu Capital Corp. in connection with the Certificates. These materials are used by Bloomberg L.P. to create a Bloomberg Model that allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans. Access to the Bloomberg Model can be obtained by contacting Gary Hunter at WaMu Capital Corp. at telephone number 206-554-2552.

99.4 Materials prepared by WaMu Capital Corp. in connection with the Certificates. These materials are used by Bloomberg L.P. to create a Bloomberg Model that allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans. Access to the Bloomberg Model can be obtained by contacting Gary Hunter at WaMu Capital Corp. at telephone number 206-554-2552.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.


Date: July 22, 2005                  By: /s/ Richard Careaga
                                     -------------------------------------------
                                     Richard Careaga
                                     First Vice President
                                     (Authorized Officer)




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                                  Exhibit Index

99.1 Bloomberg Model materials prepared by WaMu Capital Corp. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2005-AR10.

99.2 Bloomberg Model materials prepared by WaMu Capital Corp. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2005-AR10.

99.3 Bloomberg Model materials prepared by WaMu Capital Corp. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2005-AR10.

99.4 Bloomberg Model materials prepared by WaMu Capital Corp. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2005-AR10.